                                                                    EXHIBIT 99.1

                                    FORM OF
                             LETTER OF TRANSMITTAL

                              THE KRYSTAL COMPANY

    Offer to Exchange its 10 1/4% Senior Notes due 2007 ("Exchange Notes")
                      for any and all of its outstanding
                10 1/4% Senior Notes due 2007 ("Private Notes")

+------------------------------------------------------------------------------+
|            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT           |
|             5:00 P.M., NEW YORK CITY TIME, ON ____________, 199_,            |
|                          UNLESS THE OFFER IS EXTENDED.                       |
+------------------------------------------------------------------------------+


                           To SunTrust Bank, Atlanta
                            (the "Exchange Agent")



By Registered or Certified Mail:                           By Hand:
      SunTrust Bank, Atlanta                        SunTrust Bank, Atlanta
   Corporate Trust Administration                Corporate Trust Administration
          P.O. Box 105036                              58 Edgewood Avenue
    Atlanta, Georgia  30348-5036                         4th Floor Annex
      Attention:  David M. Kaye                      Atlanta, Georgia  30303
                                                    Attention:  David M. Kaye

   By Facsimile Transmission:                        By Overnight Courier:
     SunTrust Bank, Atlanta                          SunTrust Bank, Atlanta
(For Eligible Institutions Only)                 Corporate Trust Administration
          (404)332-3966                                58 Edgewood Avenue
                                                          4th Floor Annex
                                                      Atlanta, Georgia  30303
                                                     Attention:  David M. Kaye

                                 Telephone Number:
                                 (404)588-8060


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt of the Prospectus dated December __, 1997 (the "Prospectus") of The Krystal Company (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $100 million principal amount of its 10 1/4% Senior Notes due 2007 (the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for an equal principal amount of its outstanding 10 1/4% Senior Notes due 2007 (the "Private Notes"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on ____________, 199__, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be used by holders of Private Notes if (i) certificates representing the Private Notes are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Private Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Private Notes (such participants, acting on behalf of holders, are referred to herein, together with such holders, as "Acting Holders") or (iii) tender of the Private Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

                    ALL TENDERING HOLDERS COMPLETE THIS BOX

     List below the Private Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Private Notes should be listed on a separate signed schedule affixed hereto.


                            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                                CAREFULLY BEFORE COMPLETING THE BOXES
-----------------------------------------------------------------------------------------------------
                                              Box 1
                                    DESCRIPTION OF PRIVATE NOTES
-----------------------------------------------------------------------------------------------------
  NAMES(S) AND  ADDRESS(ES)        CERTIFICATE       AGGREGATE PRINCIPAL    PRINCIPAL AMOUNT TENDERED
   OF  REGISTERED HOLDER(S)        NUMBER(S)*        AMOUNT REPRESENTED       (MUST BE IN INTEGRAL
  (PLEASE FILL IN, IF BLANK)                         BY CERTIFICATE(S)        MULTIPLE OF $1,000)**
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                     Total
-----------------------------------------------------------------------------------------------------

*   Need not be completed by Holders tendering by book-entry transfer.
**  Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 10
    1/4% Senior Notes due 2007 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

    If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

    The minimum permitted tender is $1,000 in principal amount of 10 1/4% Senior Notes due 2007.
    All other tenders must be in integral multiples of $1,000.
=====================================================================================================


[_]  CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Principal Amount of Tendered Private Notes:

     If holders desire to tender Private Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Private Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holders may effect a tender of such Private Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below.

[_] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instruction 2):

Name of Registered or Acting Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution
that Guaranteed Deliver:

If Delivered by Book-Entry Transfer,
the Account Number:

Transaction Code Number:

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Attention:

                        BOX 2
             SPECIAL REGISTRATION INSTRUCTIONS
             (SEE INSTRUCTIONS 4, 5, AND 6)

To be completed ONLY if certificates for Private Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Private Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name
             (Please Print)

Address


             (Include Zip Code)


             (Tax Identification or Social Security Number)



                        BOX 3
             SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 4, 5, AND 6)

To be completed ONLY if certificates for Private Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Private Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver certificate(s) to:

Name
             (Please Print)

Address


             (Include Zip Code)


             (Tax Identification or Social Security Number)

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer as described in the Prospectus, the undersigned hereby tenders to The Krystal Company, a Tennessee corporation (the "Company"), the principal amount of Private Notes indicated in Box 1 above.

     Subject to and effective upon the acceptance for exchange of the principal amount of Private Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Private Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Private Notes with full power of substitution to (i) present such Private Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Private Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) deliver certificates for such Private Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and
(iii) present such Private Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Private Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Private Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned hereby further represents that (i) the Exchange Notes to be acquired by the undersigned and any beneficial owner(s) of the Private Notes ("Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in a distribution of the Exchange Notes, (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction with respect to the Exchange Notes acquired by such person, (iv) neither the undersigned nor any Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company except as otherwise disclosed to the Company in writing, and (v) the undersigned and each Beneficial Owner understands that a secondary resale transaction by a broker-dealer that holds Private Notes acquired for its own account as a result of market-making or trading activities or by affiliates of the Company should be accompanied by delivery of a prospectus covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission. Failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Private Notes tendered hereby. If the undersigned is a Company affiliate or a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Private Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any Private Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Private Notes will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Private Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

     Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates (or electronic transfers) representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange and any certificates (or electronic transfers) for Private Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange and any certificates for Private Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange in the name(s) of, and return any certificates for Private Notes not tendered or not exchanged to the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Private Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Private Notes so tendered.

     If Holders desire to tender Private Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Private Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Private Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below.

                        PLEASE SIGN HERE WHETHER OR NOT
              PRIVATE NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X
------------------------------------------------  ---------------
                                                      Date
X
------------------------------------------------  ---------------
(Signature of Owner(s))                               Date

Area Code and Telephone Number: ________________________

     The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Private Notes or by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of the Private Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Private Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.

     If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 below.

Name(s):
                         (Please Print)

Capacity:

Address:
                         (Include Zip Code)

Area Code and Telephone No.: (___)____________

Tax Identification or Social Security Nos.:____________________

                              SIGNATURE GUARANTEE
                        (if required by instruction 5)
       Certain signatures must be guaranteed by an Eligible Institution

Signature(s) Guaranteed by an Eligible Institution:
                                    (Authorized Signature)


                                    (Title)


                                (Name of Firm)


                          (Address, include ZIP Code)


                       (Area Code and Telephone Number)

Dated:

                            TO BE COMPLETED BY ALL
                               TENDERING HOLDERS
                           (See Instruction 8 Below)


                      PAYOR'S NAME:  THE KRYSTAL COMPANY
--------------------------------------------------------------------------------
           SUBSTITUTE                Name (if joint names, list first
                                     and circle the name of the person
                                     or entry whose number you enter in
                                     Part 1 below.  See instructions if
                                     your name has changed.)
------------------------------------------------------------------------------------------------
           Form W-9                  Address
------------------------------------------------------------------------------------------------
   Department of the Treasury        City, State and ZIP Code
------------------------------------------------------------------------------------------------
                                     List account number(s) here
                                     (optional)
------------------------------------------------------------------------------------------------
     Internal Revenue Service        Part 1 -- PLEASE PROVIDE YOUR         Social Security
                                     TAXPAYER IDENTIFICATION NUMBER        Number or TIN
                                     ("TIN") IN THE BOX AT RIGHT AND
                                     CERTIFY BY SIGNING AND DATING BELOW
------------------------------------------------------------------------------------------------
                                     Part 2 -- Check the box if you are
                                     NOT subject to backup withholding
                                     under the provisions of section
                                     3408(a)(1)(C) of the Internal
                                     Revenue Code because (1) you have
                                     not been notified that you are
                                     subject to backup withholding as a
                                     result of failure to report all
                                     interest or dividends or (2) the
                                     Internal Revenue Service has
                                     notified you that you are no longer
                                     subject to backup withholding. [_]
------------------------------------------------------------------------------------------------
     Payor's Request for TIN         CERTIFICATION -- UNDER THE            Part 3 -- AWAITING
                                     PENALTIES OF PERJURY, I CERTIFY       TIN   [_]
                                     THAT THE INFORMATION PROVIDED ON
                                     THIS FORM IS TRUE, CORRECT AND
                                     COMPLETE.
------------------------------------------------------------------------------------------------
SIGNATURE>                           DATE>
------------------------------------------------------------------------------------------------
Note
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES
FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
DETAILS.
================================================================================================

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR PRIVATE NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Private Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for tendered Private Notes transferred electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), a Substitute Form W-9(or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Private Notes and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NEITHER THE COMPANY NOR THE EXCHANGE AGENT IS UNDER AN OBLIGATION TO NOTIFY ANY TENDERING HOLDER OF THE COMPANY'S ACCEPTANCE OF TENDERED PRIVATE NOTES PRIOR TO THE CLOSING OF THE EXCHANGE OFFER.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Private Notes but whose Private Notes are not immediately available and who cannot deliver their certificates for Private Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Private Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

          (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a savings institution, commercial bank or trust company having an office or correspondent in the United States and which is a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program or New York Stock Exchange Medallion Signature Program) (an "Eligible Institution");

         (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Private Notes, and the principal amount of tendered Private Notes, and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the tendered Private Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Private Notes transferred electronically) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

        (iii) such properly completed and executed Letter of Transmittal and certificates representing the tendered Private Notes in proper form for transfer (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Private Notes transferred electronically) must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     Any holder who wishes to tender Private Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Private Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery process.

     3. TENDER BY HOLDER. Only a holder of Private Notes eligible to participate in the Exchange Offer may tender such Private Notes in the Exchange Offer. Any beneficial owner of Private Notes who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Private Notes, either make appropriate arrangement to register ownership of the Private Notes in such owner's name or obtain a properly completed bond power from the registered holder.

     4. PARTIAL TENDERS. Tenders of Private Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Private Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Principal Amount Tendered" of the box entitled "Description of Private Notes" (Box 1) above.
The entire principal amount of Private Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Private Notes is not tendered, Private Notes for the principal amount of Private Notes not tendered and Exchange Notes exchanged for any Private Notes tendered will be sent to the holder at his or her registered address (or transferred to the account of the Book-Entry Facility designated above), unless a different address (or account) is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5.  SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS;
GUARANTEE OF SIGNATURES.   If this Letter of Transmittal is signed by the
registered holder(s) of the Private Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Private Notes without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Private Notes.

     If any of the tendered Private Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Private Notes are held in different names on several Private Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Private Notes are held.

     If this Letter of Transmittal is signed by the registered holder or Acting Holder, and Exchange Notes are to be issued and any untendered or unaccepted principal amount of Private Notes are to be reissued or returned to the registered holder or Acting Holder, then the registered holder or Acting Holder need not and should not endorse any tendered Private Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Acting Holder), the registered holder or Acting Holder must either properly endorse the Private Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) on such Private Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Private Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listings), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

     If this Letter of Transmittal or any Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Private Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Private Notes) and the issuance of Exchange Notes (and any Private Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any Exchange Notes or Private Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the "Special Delivery Instructions" (Box 3) nor the "Special Registration Instructions" (Box 2) has been completed, or (ii) such Private Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) to which the Exchange Notes and/or Private Notes for principal amounts not tendered or not accepted for exchange are to be sent (or deposited), if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated, and the indicated person and the tendering holders should complete the applicable box.

     If no such instructions are given, the Exchange Notes (and any Private Notes not tendered or not accepted) will be issued in the name of and sent to the Acting Holder of the Private Notes or deposited at such Acting Holders' account at the Book-Entry Transfer Facility.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Private Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Private Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Private Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Private Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which , in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Private Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

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

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Private Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Private Notes not validly tendered or any Private Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Private Notes as to any ineligibility of any holder who seeks to tender Private Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Company shall determine, the Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Private Notes, but shall not incur any liability for failure to give such notification.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Private Notes.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Private Notes or transmittal of this Letter of Transmittal will be accepted.

     12. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES. Any tendering holder whose Private Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address indicated above. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCES OF TENDERED PRIVATE NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF PRIVATE NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Private Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Private Notes when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any tendered Private Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Private Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under "Special Delivery Instructions" (Box 3).

     15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

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